FIFTH AMENDMENT TO
REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this ‘‘Amendment’’) is made and entered into effective as of the 5th day of December, 2006 (the ‘‘Effective Date’’), by and among UNION DRILLING, INC., a corporation organized under the laws of the State of Delaware (‘‘Union Drilling’’), THORNTON DRILLING COMPANY, a corporation originally organized under the laws of the Delaware, and successor to Thornton Drilling Company, a corporation organized under the laws of the State of Colorado (‘‘Thornton’’), and UNION DRILLING TEXAS, LP, a Texas limited partnership (‘‘UDT’’) (Union Drilling, Thornton and UDT, individually and collectively, jointly and severally, ‘‘Borrower’’ and/or ‘‘Borrowers’’), PNC BANK, NATIONAL ASSOCIATION (‘‘PNC’’), as agent for the financial institutions (collectively ‘‘Lenders’’ and each a ‘‘Lender’’), which are now or which hereafter become a party to the Credit Agreement (defined below) (PNC, in such capacity, ‘‘Agent’’) and Lenders.

PRELIMINARY STATEMENTS

A    Borrower, Lenders and Agent are parties to that certain Revolving Credit and Security Agreement dated March 31, 2005 (as amended, supplemented or modified from time to time, the ‘‘Credit Agreement’’); and

B    Borrower, Lenders and Agent desire to amend the Credit Agreement and the Other Documents (as defined in the Credit Agreement, as amended hereby), and Agent and Lenders are willing to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

1.01    Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
AMENDMENT

The Credit Agreement is, effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 3.01 of this Amendment, hereby amended as follows:

2.01    Amendments to Section 1.2.    Section 1.2 of the Credit Agreement is hereby amended as follows:

(a)    The definition of ‘‘Commitment Percentage’’ is hereby amended and restated in its entirety to read as follows:

‘‘‘Commitment Percentage’ of any Lender shall mean the percentage set forth below such Lender’s name on the signature page of the Fifth Amendment as same may be adjusted upon any assignment by a Lender pursuant to Section 16.3(c) hereof.’’

(b)    The definition of ‘‘Fee Letter’’ is hereby amended and restated in its entirety to read as follows:

‘‘‘Fee Letter’ shall mean the fee letter dated as of the closing date of the Second Amendment among Borrowers and PNC, and any other letter agreement pertaining to fees payable to PNC among Borrowers and PNC, each in form and substance satisfactory to PNC.’’

(c)    The definition of ‘‘Maximum Revolving Advance Amount’’ is hereby amended and restated in its entirety to read as follows:

‘‘‘Maximum Revolving Advance Amount’ shall mean $100,000,000.’’

(d)    Section 1.2 of the Credit Agreement is hereby further amended by inserting the following defined term in appropriate alphabetical order:

‘‘Fifth Amendment’’ shall mean that certain Fifth Amendment to Revolving Credit and Security Agreement dated as of December 4, 2006 executed by and among Borrowers, PNC and the Lenders.

2.02    Amendment to Section 7.6.    Effective as of the date hereof, Section 7.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

‘‘7.6    Capital Expenditures.    Contract for, purchase or make any expenditure or commitments for Net Capital Expenditures in any fiscal year in an aggregate amount for all Borrowers in excess of $125,000,000 for fiscal year 2006 and $40,000,000 for each fiscal year thereafter, provided, however, (i) the annual allowance for the fiscal year 2007 and each fiscal year thereafter may be increased by the amount of Permitted Equity Issuance Proceeds for such fiscal year, to the extent not expended upon Permitted Acquisitions not constituting Capital Expenditures and (ii) the annual allowance that is unused during any applicable fiscal year may be carried over and used in the immediately following fiscal year.’’

2.03    Amendment to Section 16.6.    Effective as of the date hereof, Section 16.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

‘‘16.6    Notice.    Any notice or request hereunder may be given to Borrower or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 16.6 only, a ‘‘Notice’’) to be given to or made upon any party hereto under any provision of this Loan Agreement shall be given or made by telephone or in writing (which includes by means of electronic transmission (i.e., ‘‘e-mail’’) or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a ‘‘Website Posting’’) if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 16.6) in accordance with this Section 16.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Section 16.6 hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 16.6. Any Notice shall be effective:

(a)	In the case of hand-delivery, when delivered;

(b)	If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(c)	In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or an overnight courier delivery of a confirmatory Notice (received at or before noon on such next Business Day);

(d)	In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

(e)	In the case of electronic transmission, when actually received;

(f)	In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 16.6; and

(g)	If given by any other means (including by overnight courier), when actually received.

Any Lender giving a Notice to Borrowing Agent or any Borrower shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

(A)	If to Agent or PNC at:	PNC Bank, National Association Two Tower Center Boulevard East Brunswick, New Jersey 08816 Attention: Josephine Griffin Telephone: (732) 220-4388 Facsimile: (732) 220-4394
	with a copy to:	PNC Bank, National Association 2100 Ross Avenue, Suite 1850 Dallas, Texas 75201 Attention: Tim Culver Telephone: (214) 871-1215 Facsimile: (214) 871-2015
	with an additional copy to:	PNC Bank, National Association PNC Firstside Center 500 First Avenue, 4th Floor Pittsburgh, PA 15219 Attention: Lisa Pierce Telephone: (412) 762-6442 Facsimile: (412) 762-8672
	with an additional copy to:	Patton Boggs LLP 2001 Ross Avenue, Suite 3000 Dallas, Texas 75201 Attention: Michelle Suarez, Esq. Telephone: (214) 758-1500 Facsimile: (214) 758-1550
(B)	If to a Lender other than Agent, as specified on the signature pages of the Fifth Amendment.
(C)	If to Borrowers:	Union Drilling, Inc. 4055 International Plaza, Suite 610 Fort Worth, Texas 76109 Attention: Chris Strong Telephone: (817) 735-8793 Facsimile: (817) 546-4638
	with a copy to:	Satterlee Stephens Burke & Burke LLP 230 Park Avenue, 11th Floor New York, New York 10169 Attention: Ed Markham, Esq. Telephone: (212) 818-9200 Telecopier: (212) 818-9606’’

ARTICLE III
CONDITIONS PRECEDENT

3.01    Conditions to Effectiveness.    The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a)    Agent shall have received the following documents, each in form and substance satisfactory to Agent and its legal counsel:

(i)    this Amendment duly executed by Borrowers;

(ii)    each second amended and restated Note duly executed by Borrowers in favor of each existing Lender whose commitment amount is increasing; and

(iii)    each new Note duly executed by Borrowers in favor of each new Lender.

(b)    The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

(c)    No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and Lenders;

(d)    All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, and Borrower shall deliver to Agent a Secretary’s Certificate in form and substance satisfactory to Agent evidencing the same;

(e)    National City Bank (successor by merger to National City Bank of Pennsylvania) shall have assigned its entire commitment amount to National City Business Credit, Inc. through delivery of a duly executed Commitment Transfer Supplement to Agent, such assignment to be effective at least one day prior to the effectiveness of this Amendment; and

(f)    N M Rothschild & Sons Limited shall assign its entire commitment amount to Agent through delivery of a duly executed Commitment Transfer Supplement to Agent, for immediate reallocation pursuant to Section 6.01 hereof, and such assignment to be effective simultaneously with the effectiveness of this Amendment.

ARTICLE IV
NO WAIVER

4.01    No Waiver.    Nothing contained in this Amendment shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Credit Agreement, the Other Documents, this Amendment, or of any other contract or instrument among Borrowers, Agent and Lenders, and the failure of Agent and/or Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument among Borrowers, Lenders and Agent.

ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01    Ratifications.    The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower, Lenders and Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02    Representations and Warranties.    Each Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws or other organization documents or governing documents of such Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent and Lenders; (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby; and (e) each Borrower has not amended its Articles of Incorporation or its Bylaws or other organization or governing documents since the date of the Credit Agreement.

ARTICLE VI
MISCELLANEOUS PROVISIONS

6.01    Reallocation of Loans and Commitments.    On the Effective Date, each Lender, if any, whose Commitment Percentage is increasing over its Commitment Percentage prior to the Effective Date shall, by assignments from the Lenders which were parties to the Credit Agreement prior to the Effective Date (the ‘‘Credit Agreement Lenders’’) (which assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Effective Date) acquire a portion of the loans and commitments of the Credit Agreement Lenders so designated in such amounts, and the Lenders shall, through the Agent, make such other adjustments among themselves as shall be necessary so that after giving effect to assignments and adjustments, the Lenders shall hold all loans outstanding under this Credit Agreement ratably in accordance with their respective Commitment Percentages as reflected under such Lender’s name on the signature pages of this Fifth Amendment, as modified from time to time pursuant to the terms hereof. On the Effective Date, all Interest Periods under the Credit Agreement in respect of any Eurodollar Rate Loans under the Credit Agreement shall automatically be terminated (and the Borrower shall on the Effective Date make payments to the Credit Agreement Lenders that held such Eurodollar Rate Loans to compensate for such termination as if such termination were a payment or prepayment referred to in Subsections 2.2(e) and (f) of the Credit Agreement), and subject to the other restrictions contained herein, the Borrower shall be permitted to continue such Eurodollar Rate Loans or to convert such Eurodollar Rate Loans into Domestic Rate Loans hereunder.

6.02    Survival of Representations and Warranties.    All representations and warranties made in the Loan Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

6.03    Reference to Credit Agreement.    Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.04    Expenses of Agent.    Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent and Lenders in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any of the Other Documents, including, without, limitation, the costs and fees of Agent’s and Lenders’ legal counsel.

6.05    Severability.    Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.06    Successors and Assigns.    This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

6.07    Counterparts.    This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.08    Effect of Waiver.    No consent or waiver, express or implied, by Agent and/or Lenders to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.09    Headings.    The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.10    Applicable Law.    THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.11    Final Agreement.    THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

6.12    Release.    EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS TO BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS WITH RESPECT TO MATTERS RELATING TO THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS TO BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY OF THE OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

Borrowers:

UNION DRILLING, INC.

By:  /s/ Dan E. Steigerwald

Name:  Dan E. Steigerwald

Title:  CFO

THORNTON DRILLING COMPANY

By:  /s/ Dan E. Steigerwald

Name:  Dan E. Steigerwald

Title:  CFO

UNION DRILLING TEXAS, LP

By:	Union Drilling Texas GP, LLC, its general partner

By:  /s/ Dan E. Steigerwald

Name:  Dan E. Steigerwald

Title:  CFO

Agent and Lender:

PNC BANK, NATIONAL ASSOCIATION

By:  /s/ Timothy S. Culver

Name:  Timothy S. Culver

Title:  Vice President

Commitment Amount: $27,500,000 Commitment Percentage: 27.5%

Lenders:
M&I BUSINESS CREDIT, INC. (f/k/a DIVERSIFIED BUSINESS CREDIT, INC.)

By:  /s/ Sandra M. Crawford

Name:  Sandra M. Crawford

Title:  Vice President

Commitment Amount: $13,750,000 Commitment Percentage: 13.75%
Contact Information for Notices: M&I Business Credit, Inc. 651 Nicollet Mall, Suite 450 Minneapolis, Minnesota 55402-1637 Attention: Sandra M. Crawford Telephone: (612) 677-8700 Facsimile: (612) 677-8798

NATIONAL CITY BUSINESS CREDIT, INC.

By:  /s/ Stephen W. Boyd

Name:  Stephen W. Boyd

Title:  Vice President

Commitment Amount: $20,000,000 Commitment Percentage: 20%
Contact Information for Notices:
National City Business Credit, Inc.
1965 E. 6th Street, Suite 400
Locator #3049
Cleveland, Ohio 44114
Attention: Jason Hanes
Telephone: (216) 222-9508
Facsimile: (216) 222-9555

NORTH FORK BUSINESS CAPITAL

By:  /s/ Todd Kemme

Name:  Todd Kemme

Title:  Vice President

Commitment Amount: $18,750,000 Commitment Percentage: 18.75%
Contact Information for Notices: North Fork Business Capital 5430 LBJ Freeway, Suite 1540 Dallas, Texas 75240 Attention: Todd Kemme Telephone: (972) 770-2672 Facsimile: (972) 770-2671

THE CIT GROUP/BUSINESS CREDIT, INC.

By:  /s/ Richard D. Hatley, Jr.

Name:  Richard D. Hatley, Jr.

Title:  SVP

Commitment Amount: $20,000,000 Commitment Percentage: 20%
Contact Information for Notices: The CIT Group/Business Credit, Inc. 5420 LBJ Freeway Dallas, Texas 75240 Attention: Alan Schnacke Telephone: (972) 455-1602 Facsimile: (972) 455-1690